POWER TECHNOLOGY, INC.

                                                         109 North Post Oak Lane
                                                                 Suite 422
                                                           Houston, Texas 77024
                                                                713-621-4310
                                                            www.PWTCBATTERY.com
                                                                EXHIBIT 10.9




Power Technology Receives Funding for Production of New Batteries

HOUSTON, TEXAS - Power Technology Inc. (OTCBB: PWTC) announced today that it had obtained additional funding to enable it to purchase machinery and equipment required for the manufacture of its patent pending battery technology. CEO Bernard J. Walter stated "Cornell Capital Partners, LP has agreed to provide us with an additional $1.1 million of funding which will enable us to purchase machinery and equipment necessary to build our pilot plant to manufacture our unique patent pending current collectors for our batteries and to bring our batteries to market."

About Power Technology: Power Technology, Inc. is a research and development Company engaged in activities regarding alternative battery technology using patent pending, ultra light materials with up to 50% less weight and significantly less lead content than conventional batteries. The Company is in the early stages of commercializing its battery technology and has designed equipment and systems to manufacture its patent pending batteries.

Please visit our website at www.PWTCBATTERY.com for more information or call the Company directly at 713-621-4310.

All forward-looking statements are, by necessity, only estimates of future results and actual results achieved by Power Technology, Inc. (PWTC) may differ materially from these statements due to a number of factors. PWTC assumes no obligations to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such statements. You should independently investigate and fully understand all risks before making investment decisions.

SOURCE:   Power Technology, Inc.
CONTACT:  Power Technology, Inc.
          Bernard J. Walter, CEO
          713-621-4310